UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2008

ZULU ENERGY CORP.
(Exact name of registrant as specified in its charter)

Colorado	000-52272	20-3437301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 122 N. Main Street, Sheridan, Wyoming 82801
(Address of principal executive offices) (zip code)

(307) 751-5517
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 12, 2008, the Board of Directors of the Company determined that the Company should restate its financial statements and other financial information for its fiscal years ended June 30, 2007 and December 31, 2007 (the “Audited Financial Statements”) and for the Quarter ended September 30, 2007 (the “Interim Financial Statements”).

The Company determined that it previously misstated that the Company’s authorized shares of common stock was 500 million when, in fact, it was 100 million and misstated the par value of its shares in common stock; specifically, the Company incorrectly reported the par value of its shares to be $0.0001 when, in fact, the par value of its shares is $0.001.

The Company’s Chief Financial Officer, who is also a member of the Board of Directors, previously discussed the matters disclosed in this report with the Company’s current independent registered public accounting firm. During a special meeting of the Board of Directors on May 12, 2008, the Board made the decision to restate the Audited Financial Statements and Interim Financial Statements (collectively, the “Financial Statements”) and directed the Company to restate the Financial Statements and amend the applicable filings it previously made with the Securities and Exchange Commission. Accordingly, the Financial Statements should no longer be relied upon. The Financial Statements will be restated to reflect the correct authorized shares of common stock of the Company and the par value for the Company’s common stock.

The Company’s current independent registered public accounting firm, De Leon & Company, P.A., and the Compay’s former independent registered public accounting firm, Madsen & Associates CPA’s, Inc., have been given a copy of the disclosure that the Company is making in this Item 4.02 of this Current Report on Form 8-K and each have been asked to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.02 of this Current Report and, if not, stating the respects to which it does not agree. A copy of each letter from each of above mentioned independent registered public accounting firms advising that it agrees with the statements in this Item 4.02 is filed as Exhibit 7.1 and Exhibit 7.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No. Descriptions

7.1  Letter from De Leon & Company, P.A.

7.2  Letter from Madsen & Associates CPA’s, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZULU ENERGY CORP.

Dated: May 14, 2008	By:
/s/ Satyendra Deshpande
Name: Satyendra Deshpande
Title: Chief Financial Officer

Exhibit List

7.1  Letter from De Leon & Company, P.A.

7.2  Letter from Madsen & Associates CPA’s, Inc.